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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

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                                    FORM 8-K

                                 CURRENT REPORT
     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

                DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED):
                                 APRIL 19, 1999


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                                AZTAR CORPORATION
             (Exact name of registrant as specified in its charter)



              DELAWARE                                  1-5440                                  86-0636534
    (State or other jurisdiction                (Commission File Number)                     (I.R.S. Employer
  of incorporation or organization)                                                       Identification Number)



  2390 EAST CAMELBACK ROAD, SUITE 400, PHOENIX, ARIZONA                            85016-3452
         (Address of principal executive offices)                                  (Zip Code)


                                 (602) 381-4100
              (Registrant's telephone number, including area code)


                                 NOT APPLICABLE
          (Former name or former address, if changed since last report)




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ITEM 5.  Other Events

         On April 19, 1999, Aztar Corporation issued a press release, a copy of which is attached hereto as Exhibit 99.1 and incorporated herein by reference.

    ITEM 7.       Financial Statements and Exhibits

       (c)        Exhibits.

      99.1        Press Release, dated April 19, 1999

                                   SIGNATURES

                  Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                    AZTAR CORPORATION.


                                    /s/ NELSON W. ARMSTRONG, JR.
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                                    Nelson W. Armstrong, Jr.
                                    Vice President, Administration and Secretary

Dated:   April 19, 1999

                                 EXHIBIT INDEX

      EXHIBIT
        NO.       DESCRIPTION
      -------     -----------
      99.1        Press Release, dated April 19, 1999